UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-14703 (Commission File Number)	16-1268674 (I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 6, 2021, NBT Bancorp Inc. (the “Company”) announced that Scott A. Kingsley was appointed Executive Vice President and Chief Financial Officer.

Mr. Kingsley, age 57, previously worked for Community Bank System, Inc., where he served as Executive Vice President and Chief Operating Officer from June 2018 to June 2020 and as Executive Vice President and Chief Financial Officer from August 2004 to May 2018. Mr. Kingsley started his career with PricewaterhouseCoopers and was employed there for eight years before joining the Carlisle Companies, Inc., a large publicly traded manufacturer and distributor, where he served first as Corporate Controller and then as Chief Financial Officer of its Carlisle Engineered Products operating division. A Certified Public Accountant, Mr. Kingsley received a bachelor’s degree in Accounting at Clarkson University.

Mr. Kingsley’s annual base salary will be $500,000. In connection with his appointment, Mr. Kingsley is eligible to receive (i) an annual cash bonus, with a target cash bonus opportunity equal to 42.3% of his then current base salary, (ii) a grant of 6,500 restricted stock units with 3,500 being awarded immediately and the remaining 3,000 being awarded on July 6, 2022. Restricted stock units will vest annually in three equal installment on the 15th of the month in which the award was granted, (iii) ongoing equity incentive awards and (iv) an annual contribution to Mr. Kingsley’s deferred compensation account in an amount determined by the Board of Directors of the Company (the “Board”).

In connection with the appointment of Mr. Kingsley as Chief Financial Officer, on July 6, 2021, the Board released Annette Burns as Interim Chief Financial Officer.  Ms. Burns remains the Company’s Senior Vice President and Chief Accounting Officer.

A copy of the press release announcing the appointment of Mr. Kingsley is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release of NBT Bancorp Inc. dated July 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: July 6, 2021	By:	/s/ John H. Watt, Jr.
John H. Watt, Jr.
President and Chief Executive Officer